Exhibit 99.2
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area (A)
(Unaudited)
(A) The Company’s Report on Form 10-Q at September 30, 2008 includes a change in reporting segments. Prior year segment information included in the June 30, 2008 Form 10-Q was revised to conform to the current presentation. Further information regarding the Home Building reporting segments shown below may be found in Item 1, Footnote I (Business Segments) of Centex’s Form 10-Q for the quarter ended September 30, 2008. The following tables present the last three fiscal years’ home building data by quarter for the new reporting segments, including the current fiscal year.
HOME BUILDING REVENUES
(Dollars in thousands)

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	$308,039	$311,037
Central	298,179	295,809
West	429,187	343,484
Other homebuilding	14,294	2,266

	$1,049,699	$952,596

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$562,817	$731,716	$561,826	$680,550	$2,536,909
Central	448,577	522,574	452,258	494,218	1,917,627
West	749,770	794,448	763,002	961,070	3,268,290
Other homebuilding	42,656	56,746	33,998	109,388	242,788

	$1,803,820	$2,105,484	$1,811,084	$2,245,226	$7,965,614

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$927,004	$923,192	$835,363	$1,164,018	$3,849,577
Central	585,359	607,012	568,365	640,372	2,401,108
West	1,061,024	1,061,582	1,088,859	1,535,201	4,746,666
Other homebuilding	76,450	66,261	94,664	180,101	417,476

	$2,649,837	$2,658,047	$2,587,251	$3,519,692	$11,414,827

HOME BUILDING OPERATING EARNINGS (LOSS)
(Dollars in thousands)

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	$(86,802)	$(46,462)
Central	(13,470)	(22,482)
West	(30,487)	(41,906)
Other homebuilding	(344)	(3,914)

	$(131,103)	$(114,764)

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$4,570	$(137,533)	$(177,125)	$(198,567)	$(508,655)
Central	5,509	(33,258)	(37,032)	(52,453)	(117,234)
West	(144,956)	(673,590)	(377,589)	(545,138)	(1,741,273)
Other homebuilding	(36,902)	(108,312)	(33,519)	(57,223)	(235,956)

	$(171,779)	$(952,693)	$(625,265)	$(853,381)	$(2,603,118)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$142,399	$93,890	$(24,117)	$37,874	$250,046
Central	29,408	25,979	(8,117)	(8,517)	38,753
West	123,214	24,178	(204,659)	998	(56,269)
Other homebuilding	16,892	4,688	(5,509)	(43,248)	(27,177)

	$311,913	$148,735	$(242,402)	$(12,893)	$205,353

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
IMPAIRMENTS AND WRITE-OFFS (A)
(Dollars in thousands)

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	$40,056	$30,174
Central	10,478	19,408
West	9,682	34,091
Other homebuilding	—	7,163

Segment Totals	60,216	90,836
Share of Joint Venture Impairments	19,698	11,983

	$79,914	$102,819

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$17,823	$137,629	$168,761	$86,719	$410,932
Central	5,857	50,818	37,819	15,224	109,718
West	110,411	646,315	293,706	247,843	1,298,275
Other homebuilding	31,371	111,765	29,029	—	172,165

Segment Totals	165,462	946,527	529,315	349,786	1,991,090
Share of Joint Venture Impairments	27,050	36,612	24,850	12,013	100,525

	$192,512	$983,139	$554,165	$361,799	$2,091,615

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$2,740	$23,703	$104,237	$72,710	$203,390
Central	1,907	8,521	35,053	31,519	77,000
West	31,655	85,482	204,070	69,913	391,120
Other homebuilding	—	1,802	7	10,593	12,402

Segment Totals	36,302	119,508	343,367	184,735	683,912
Share of Joint Venture Impairments	—	10,500	96,369	17,655	124,524

	$36,302	$130,008	$439,736	$202,390	$808,436

(A)	Impairments and write-offs by segment include land-related impairments and write-offs and goodwill impairments.
AVERAGE HOUSING REVENUE PER UNIT

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	$274,902	$275,459
Central	$188,957	$181,251
West	$340,805	$316,263
Other homebuilding	$332,833	$—

	$262,044	$247,534

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	$311,753	$293,354	$285,114	$276,801	$290,955
Central	$184,539	$186,497	$180,447	$179,759	$182,855
West	$410,790	$388,516	$354,202	$360,984	$377,012
Other homebuilding	$325,836	$384,043	$311,101	$450,171	$353,900

	$291,179	$280,816	$268,588	$267,953	$276,788

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$326,458	$316,850	$316,181	$319,637	$319,783
Central	$187,076	$186,511	$184,021	$178,003	$183,686
West	$446,844	$448,291	$419,832	$444,373	$439,892
Other homebuilding	$299,667	$303,068	$402,351	$427,821	$371,255

	$308,014	$305,201	$300,968	$315,157	$307,810

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
CLOSINGS (UNITS)

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,088	1,118
Central	1,569	1,595
West	1,246	1,084
Other homebuilding	36	—

	3,939	3,797

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,768	2,424	1,929	2,213	8,334
Central	2,407	2,774	2,491	2,634	10,306
West	1,810	2,035	2,148	2,218	8,211
Other homebuilding	110	117	89	35	351

	6,095	7,350	6,657	7,100	27,202

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	2,757	2,901	2,613	3,335	11,606
Central	3,059	3,105	3,053	3,549	12,766
West	2,310	2,342	2,526	3,334	10,512
Other homebuilding	192	177	168	364	901

	8,318	8,525	8,360	10,582	35,785

SALES (ORDERS) (UNITS)

	Fiscal Year Ending March 31, 2009
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,500	1,059
Central	1,750	1,075
West	932	594
Other homebuilding	33	—

	4,215	2,728

	Fiscal Year Ended March 31, 2008
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,947	1,725	1,550	2,283	7,505
Central	2,604	2,370	2,074	2,538	9,586
West	1,893	1,801	1,854	1,858	7,406
Other homebuilding	30	57	59	14	160

	6,474	5,953	5,537	6,693	24,657

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	2,424	1,954	1,721	2,422	8,521
Central	3,411	2,874	2,546	3,161	11,992
West	2,348	1,989	1,834	2,260	8,431
Other homebuilding	67	11	38	(11)	105

	8,250	6,828	6,139	7,832	29,049

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
SALES (ORDERS) BACKLOG (UNITS)

	As of
		September 30,	December 31,
	June 30, 2008	2008	2008	March 31, 2009
East	2,860	2,801
Central	3,136	2,616
West	2,026	1,536
Other homebuilding	—	—

	8,022	6,953

	As of
		September 30,	December 31,
	June 30, 2007	2007	2007	March 31, 2008
East	3,456	2,757	2,378	2,448
Central	4,186	3,782	3,365	2,955
West	3,256	3,022	2,728	2,340
Other homebuilding	132	72	42	3

	11,030	9,633	8,513	7,746

	As of
		September 30,	December 31,
	June 30, 2006	2006	2006	March 31, 2007
East	6,029	5,082	4,190	3,277
Central	5,115	4,884	4,377	3,989
West	5,292	4,939	4,247	3,173
Other homebuilding	883	717	587	212

	17,319	15,622	13,401	10,651

SALES (ORDERS) BACKLOG (DOLLARS)
(Dollars in thousands)

	As of
		September 30,	December 31,
	June 30, 2008	2008	2008	March 31, 2009
East	$819,938	$867,366
Central	579,785	472,893
West	649,838	494,599
Other homebuilding	—	—

	$2,049,561	$1,834,858

	As of
		September 30,	December 31,
	June 30, 2007	2007	2007	March 31, 2008
East	$1,107,595	$825,995	$709,982	$718,580
Central	773,468	699,443	605,526	531,487
West	1,278,043	1,125,275	937,874	764,396
Other homebuilding	49,067	26,674	13,510	1,341

	$3,208,173	$2,677,387	$2,266,892	$2,015,804

	As of
		September 30,	December 31,
	June 30, 2006	2006	2006	March 31, 2007
East	$2,089,932	$1,647,931	$1,361,482	$1,058,954
Central	924,161	880,223	797,559	735,756
West	2,419,903	2,254,775	1,909,992	1,299,452
Other homebuilding	312,330	281,043	245,027	81,797

	$5,746,326	$5,063,972	$4,314,060	$3,175,959

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
LOTS OWNED (UNITS)

	As of
		September 30,	December 31,
	June 30, 2008	2008	2008	March 31, 2009
East	33,534	32,532
Central	18,997	17,223
West	12,911	12,232
Other homebuilding	1,324	1,324

	66,766	63,311

	As of
		September 30,	December 31,
	June 30, 2007	2007	2007	March 31, 2008
East	41,565	39,940	38,209	35,235
Central	27,229	25,723	24,163	20,261
West	23,701	22,715	21,584	13,634
Other homebuilding	3,870	3,657	3,645	1,092

	96,365	92,035	87,601	70,222

	As of
		September 30,	December 31,
	June 30, 2006	2006	2006	March 31, 2007
East	46,040	45,326	43,642	42,341
Central	33,154	31,845	29,837	27,547
West	30,060	28,073	26,449	24,247
Other homebuilding	3,722	4,610	4,258	4,176

	112,976	109,854	104,186	98,311

LOTS CONTROLLED (UNITS)

	As of
		September 30,	December 31,
	June 30, 2008	2008	2008	March 31, 2009
East	7,173	5,919
Central	5,558	4,456
West	1,819	1,491
Other homebuilding	—	—

	14,550	11,866

	As of
		September 30,	December 31,
	June 30, 2007	2007	2007	March 31, 2008
East	28,645	18,615	13,790	8,551
Central	15,073	11,767	9,402	6,349
West	10,630	9,098	7,869	3,247
Other homebuilding	—	—	—	—

	54,348	39,480	31,061	18,147

	As of
		September 30,	December 31,
	June 30, 2006	2006	2006	March 31, 2007
East	84,916	65,526	41,148	32,513
Central	27,514	24,338	20,583	16,618
West	54,344	45,284	19,982	12,498
Other homebuilding	2,840	601	178	80

	169,614	135,749	81,891	61,709